UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2023

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2021 Spring Road, Suite 600
Oak Brook, IL 60523
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On November 6, 2023, TreeHouse Foods, Inc. (NYSE: THS) issued a press release announcing its financial and operating results for the fiscal quarter ended September 30, 2023 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in this Form 8-K under Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 7.01. Regulation FD Disclosure

On November 6, 2023, the Company provided additional recast historical unaudited financial information prepared in accordance with GAAP reflecting discontinued operations of the sale of the Company's Snack Bars business (the "Snack Bars Business"), as well as certain Non-GAAP financial measures reflecting discontinued operations (as defined by the Securities and Exchange Commission) reconciled to GAAP presentation. The Company believes the information provides investors with useful supplemental financial information regarding the Company's underlying business trends and the performance of the Company's continuing operations after the separation of the Snack Bars Business, on both a GAAP and Non-GAAP adjusted basis.

This supplemental financial information is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Form 8-K under Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated November 6, 2023 announcing financial results for the fiscal quarter ended September 30, 2023
99.2
Recast historical unaudited GAAP financial information reflecting discontinued operations and Non-GAAP financial measures reflecting discontinued operations (as defined by the Securities and Exchange Commission) reconciled to GAAP presentation.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	November 6, 2023	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary